Exhibit 10.25

Execution Version

SECURITY AGREEMENT SUPPLEMENT

SUPPLEMENT NO. 2, dated as of August 8, 2011, to the Security Agreement (as amended, restated, supplemented or otherwise modified, the “Security Agreement”), dated as of October 28, 2008, by and among Sky Merger Sub Corporation and Apria Healthcare Group Inc., a Delaware corporation and successor in interest to Sky Merger Sub Corporation, Holdings, the other Grantors party thereto and Bank of America, N.A. (“BofA”) as the initial collateral agent for the Secured Parties.

A. On August 13, 2009, U.S. Bank National Association succeeded BofA as the collateral agent (the “Collateral Agent”) for the Secured Parties pursuant to Section 6.11 of the Intercreditor and Collateral Agency Agreement, dated as of May 27, 2009.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

C. Section 8.14 of the Security Agreement provides that additional Restricted Subsidiaries of the Grantors may become Grantors under the Security Agreement by execution and delivery of an instrument substantially in the form of this Supplement. The undersigned Restricted Subsidiaries (each, a “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Security Agreement to become a Subsidiary Party under the Security Agreement.

Accordingly, the Collateral Agent and each New Subsidiary agree as follows:

Section 1. In accordance with Section 8.14 of the Security Agreement, each New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all respects as of such earlier date and provided further that references to Schedule II of the Security Agreement shall be deemed to refer to the “Equity Interests” section of Schedule I hereto with respect to each of the New Subsidiaries. In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Secured Obligations does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of such New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of such New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

Section 2. Each New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

Section 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

Section 4. Each New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of such New Subsidiary and (b) set forth under its signature hereto is the true and correct legal name of each New Subsidiary, its jurisdiction of formation and the location of its chief executive office (or if different, its “location” as determined in accordance with Section 9-307 of the Uniform Commercial Code).

Section 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

Section 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 8. All communications and notices hereunder shall be in writing and given as provided in Section 8.01 of the Security Agreement.

Section 9. Each New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including all Attorney Costs of counsel for the Collateral Agent.

IN WITNESS WHEREOF, each New Subsidiary and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the date first above written.

301 CITY AVENUE, LLC

By:	/s/ Robert S. Holcombe
Name: Robert S. Holcombe
Title: Executive Vice President

Legal Name: 301 CITY AVENUE, LLC
Jurisdiction of Formation: West Virginia
Location of Chief Executive Office: 26220 Enterprise Court, Lake Forest, CA 92630

[Security Supplement Agreement No. 2]

IN WITNESS WHEREOF, each New Subsidiary and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the date first above written.

301 MANAGEMENT, INC.

By:	/s/ Robert S. Holcombe
Name: Robert S. Holcombe
Title: Executive Vice President

Legal Name: 301 MANAGEMENT, INC.
Jurisdiction of Formation: Delaware
Location of Chief Executive Office: 26220 Enterprise Court, Lake Forest, CA 92630

VALESCENT HEALTH LLC

By:	/s/ Raoul Smyth
Name: Raoul Smyth
Title: Vice President

Legal Name: VALESCENT HEALTH LLC
Jurisdiction of Formation: Delaware
Location of Chief Executive Office: 26220 Enterprise Court, Lake Forest, CA 92630

[Security Supplement Agreement No. 2]

U.S. Bank National Association, as Collateral Agent

By:	/s/ Raymond S. Haverstock
Name: Raymond S. Haverstock
Title: Vice President

[Security Supplement Agreement No. 2]

SCHEDULE I TO SECURITY AGREEMENT SUPPLEMENT

LOCATION OF COLLATERAL

301 CITY AVENUE, LLC

Description		Location

None.

301 MANAGEMENT, INC.

Description		Location

None.

VALESCENT HEALTH LLC

Description		Location

None.

EQUITY INTERESTS

301 CITY AVENUE, LLC
Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests
301 CITY AVENUE, LLC	Not Certificated	301 Management, Inc.	N/A	100%

301 MANAGEMENT, INC.
Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests
301 MANAGEMENT, INC.	1	Apria Healthcare, Inc.	100 shares	100%

VALESCENT HEALTH LLC
Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests
VALESCENT HEALTH LLC	Not Certificated	Apria Healthcare Group Inc.	N/A	100%

PROMISSORY NOTES

301 CITY AVENUE, LLC
Issuer	Principal Amount as of the date of issuance (or delivery)	Date of Note/Instrument	Maturity Date

None.
301 MANAGEMENT, INC.
Issuer	Principal Amount as of the date of issuance (or delivery)	Date of Note/Instrument	Maturity Date

None.

VALESCENT HEALTH LLC
Issuer	Principal Amount as of the date of issuance (or delivery)	Date of Note/Instrument	Maturity Date

None.

COMMERCIAL TORT CLAIMS

301 CITY AVENUE, LLC

None.

301 MANAGEMENT, INC.

None.

VALESCENT HEALTH LLC

None.

INTELLECTUAL PROPERTY

301 CITY AVENUE, LLC

((a) U.S. Patents, U.S. Patent Applications, (b) U.S. Trademark Registrations and Applications, (c) U.S. Copyright Registrations and Applications, (d) Domain Names, (e) exclusive Licenses of U.S. Patents, Patent Applications, Trademark Registrations or Applications and Copyrights where such New Subsidiary is the Licensee)

None.

301 MANAGEMENT, INC.

((a) U.S. Patents, U.S. Patent Applications, (b) U.S. Trademark Registrations and Applications, (c) U.S. Copyright Registrations and Applications, (d) Domain Names, (e) exclusive Licenses of U.S. Patents, Patent Applications, Trademark Registrations or Applications and Copyrights where such New Subsidiary is the Licensee)

None.

VALESCENT HEALTH LLC

((a) U.S. Patents, U.S. Patent Applications, (b) U.S. Trademark Registrations and Applications, (c) U.S. Copyright Registrations and Applications, (d) Domain Names, (e) exclusive Licenses of U.S. Patents, Patent Applications, Trademark Registrations or Applications and Copyrights where such New Subsidiary is the Licensee)

None.

REAL PROPERTY (LEASED AND OWNED)

301 CITY AVENUE, LLC

None.

301 MANAGEMENT, INC.

None

VALESCENT HEALTH LLC

None

BANK ACCOUNTS

301 CITY AVENUE, LLC

None.

301 MANAGEMENT, INC.

None.

VALESCENT HEALTH LLC

None.